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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 13, 2003

                         ------------------------------

                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-11727                              73-1493906

    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

               8801 SOUTH YALE AVENUE, SUITE 310
                        TULSA, OKLAHOMA                                           74137
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (918) 492-7272


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ITEM 5. OTHER EVENTS.

         Heritage Propane Partners, L.P. (the "Partnership"), is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of up to 1,610,000 common units (the "Offered Units") representing limited partner interests in the Partnership, including common units issuable pursuant to an over-allotment option granted to the underwriter, under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-86057) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated May 13, 2003 relating to the Offered Units filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the Offering, the Partnership, Heritage Operating, L.P. and U.S. Propane, L.P. entered into an underwriting agreement with A.G. Edwards & Sons, Inc. and Lehman Brothers Inc. on May 13, 2003.

         The opinions of Baker Botts L.L.P. attached as exhibits to this Current Report relate to the Offering, and the opinion as to certain tax matters (Exhibit 8.1) replaces, with respect to the Offering, the opinions as to tax matters previously filed as exhibits to the Registration Statement. The opinions of Baker Botts L.L.P. are being filed as exhibits to this Current Report in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

        EXHIBIT NUMBER                   DESCRIPTION
        --------------                   -----------
             1.1           Underwriting Agreement dated May 13, 2003 by and
                           among Heritage Propane Partners, L.P., Heritage
                           Operating, L.P. and U.S. Propane, L.P. and A.G.
                           Edwards & Sons, Inc. and Lehman Brothers Inc.

             5.1 Opinion of Baker Botts L.L.P. as to the legality of the securities registered.

             8.1 Opinion of Baker Botts L.L.P. as to certain tax matters.

            23.1           Consent of Baker Botts L.L.P. (included in Exhibits
                           5.1 and 8.1).

            99.1           Heritage Propane Partners, L.P. press release dated
                           May 14, 2003.
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                                       2
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HERITAGE PROPANE PARTNERS, L.P.

                                      By: U.S. Propane, L.P., General Partner

                                      By: U.S. Propane, L.L.C., General Partner


Date: May 14, 2003                    By: /s/ Michael L. Greenwood
                                          ------------------------
                                          Michael L. Greenwood
                                          Vice President and Chief Financial
                                          Officer and officer duly authorized to
                                          sign on behalf of the registrant



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                                  EXHIBIT INDEX


    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------
        1.1                Underwriting Agreement dated May 13, 2003 by and
                           among Heritage Propane Partners, L.P., Heritage
                           Operating, L.P. and U.S. Propane, L.P. and A.G.
                           Edwards & Sons, Inc. and Lehman Brothers Inc.

        5.1 Opinion of Baker Botts L.L.P. as to the legality of the securities registered.

        8.1 Opinion of Baker Botts L.L.P. as to certain tax matters.

       23.1                Consent of Baker Botts L.L.P. (included in Exhibits
                           5.1 and 8.1).

       99.1                Heritage Propane Partners, L.P. press release dated
                           May 14, 2003.